Exhibit 10.1

AGREEMENT FOR DEED IN LIEU OF FORECLOSURE

THIS AGREEMENT is made this 31st day of August 2026, by and between DYE CANDY COMPANY, a Missouri corporation (“Borrower”), and G.W. Chase Candy Company LLC, a Missouri limited liability company (“Lender”).

RECITALS

WHEREAS, Borrower, for valuable consideration, executed and delivered that certain Amendment to Promissory Note and Security Agreement, dated June 24, 2026 to Lender, in the original principal amount of $500,000.00 (the “Note”); and

WHEREAS, the loan as evidenced by the Note (“Loan”) and is secured by a Deed of Trust, dated June 24, 2026 executed by Borrower, recorded on June 30, 2026, as Instrument 2026005323, with the Recorder of Deeds for Buchanan County, Missouri (the “Deed of Trust”); and

WHEREAS, the Note and Loan Documents are collateralized by all of the collateral identified and described in the Commercial Security Agreement, dated May 23, 2025, and Commercial Security Agreement, dated June 3, 2006, as amended by the Note (collectively, the Note and those Security Agreements are referred to herein as the “Loan Documents,” together with all financing statements and any other documents related to said Note and Loan Documents), which is effectively all of Borrower’s assets. Lender’s security interest in the collateral is perfected by those Uniform Commercial Code Statements filed with the Missouri Secretary of State under File Number 20060082375E, filed July 7, 2006 and continued by those certain continuation statements the last of which was filed April 24, 2026 under File Number 20260424000538938 and assigned to Lender by that certain UCC-3 assignment on May 11, 2026 under File Number 20260511000618117; and by that certain UCC-1 filed by Bank under File Number 20250523000657839 and assigned to Lender on May 11, 2026, by that certain UCC-3 File Number 20260511000618127is further secured by a Security Agreement dated December 26, 2018 executed by Borrower and granting Lender a security interest in a 2013 Southland manufactured home (Serial Number SA4062114AL); and

WHEREAS, on June 30, 2026, Lender perfected its security interest in certain trademarks of Dye Candy Company (Assignment No. 1909566) with the United State Patent and Trademark Office; and

WHEREAS, as of July 20, 2026, the total amount of principal and interest together with all other costs, expenses and charges owing under the Note is $500,000.00, exclusive of attorney’s fees and costs, with interest accruing at the rate provided in the Note; and

WHEREAS, Borrower has defaulted on the obligations evidenced by the Note, Deed of Trust and Loan Documents, by failing to make the required payments when due; and

WHEREAS, Lender sent Borrower a notice of default and demand, dated July 20, 2026; and

WHEREAS, Borrower desires to convey all of its assets (except those assets expressly carved out under this Agreement or the Bill of Sale “Excluded Assets”), and the real property which secures the Note under the Deed of Trust (the assets of the Borrower except the Excluded Assets, together with the real estate and improvements identified in the Deed of Trust are collectively known as the “Property”) to Lender in lieu of foreclosure, said Property being more particularly described as:

See Exhibit A attached hereto and incorporated by reference.

AGREEMENT

NOW, THEREFORE, in consideration of the covenants and promises set-out below, the parties agree as follows:

1.INCORPORATION OF RECITALS. The Recitals above are hereby incorporated by reference and made a part of this Agreement.

2.CONVEYANCE OF PROPERTY. Borrower hereby voluntarily agrees to convey the real estate and improvements of the Property to Lender by the execution and delivery of a Warranty Deed (hereinafter the "Deed") in the form attached hereto as Exhibit B for the real estate and improvements, and by Bill of Sale as to all other assets of the Property of Borrower, except the Excluded Assets, in the form attached hereto as Exhibit C. The Deed and the Bill of Sale shall constitute an absolute conveyance of all of Borrower’s right, title and interest in the Property to Lender as the grantee named therein, in effect as well as in form, and is not intended as a mortgage, trust conveyance, deed of trust or security interest of any kind. Borrower shall have no right of redemption or other claims of any kind in law or equity against the Property, or the rents, profits or proceeds that might be derived from the Property.

3.SURRENDER OF PERSONAL PROPERTY. Borrower hereby voluntarily agrees to surrender possession of all other assets as set forth in the Bill of Sale in the form attached hereto as Exhibit C, except the Excluded Assets. Upon conveyance of the Property pursuant to this Agreement, Lender will release its lien on any Excluded Assets. Any unreleased financing statements filed against the Borrower will be terminated by Lender in due course after conveyance of the Property.

4.CONSIDERATION. The consideration for the Deed and the surrender of Property is the sum of ($90,000.00) which Lender will pay to Borrower on or about conveyance of the Property, and all other good and valuable consideration, including, the agreement of Lender not to pursue its remedies at law against Borrower for default under the Note, Loan Documents, and Deed of Trust, Lender expressly preserving all other rights and claims available under law to proceed against the Property or third parties. Lender also reserves the right to name Borrower in a quiet title or similar suit if required to clear title. Upon conveyance of the Property to Lender pursuant to this Agreement, Lender will fully and finally release the Borrower for any obligations under the Loan Documents and agrees not to pursue any deficiency action against Borrower, except for any of Borrower’s intentional misrepresentations or fraud in connection with this Agreement or the Loan Documents.

5.VOLUNTARY CONVEYANCE. The Deed made by Borrower is the result of Borrower's request that Lender accept a Deed in Lieu of Foreclosure and is Borrower's free and voluntary act. In executing the Deed, Borrower has not acted under any duress, undue influence, misapprehension or misrepresentation by Lender, its agents or attorneys. It is the intention of Borrower to convey, and by the Deed Borrower does convey to Lender, all of Borrower's right, title and interest in the Property.

6.WAIVER OF RIGHTS BY BORROWER. As further consideration for this Agreement, Borrower knowingly and voluntarily waives all legal, equitable and statutory rights of redemption and homestead in the event Lender later elects to foreclose the Deed of Trust.

7.OTHER CREDITORS. The conveyance to Lender is not given as a preference against any other creditor of Borrower.

8.WARRANTY AS TO OTHER LIENS. Borrower warrants that Borrower is not obligated upon any debt other than to Lender whereby any lien has been created or exists on the Property, other than those items which are matters of public record as of the date of this Agreement. Borrower further warrants that the Property is not subject to any environmental liens whatsoever or to any mechanic's liens of any kind or description for materials, supplies or work performed in regard thereto, and that there are no outstanding bills or other obligations which might give rise to such a lien on the Property in the future. Borrower warrants that there is no contract for sale of the Property; no contract for deed; no lease; and no other agreement granting rights now or in the future to any third parties.

9.NO MERGER. The Deed from Borrower is executed and delivered to Lender with the express understanding and intent that the full legal and equitable title to the Property shall vest in Lender, but it is the intent of the parties that the vesting of title shall not operate to effect a merger or release of interest so as to extinguish the Deed of Trust, or the lien thereof, which shall remain in full effect according to its terms and shall be subject to foreclosure or release at the election of the holder of the Deed of Trust. Only Borrower's personal liability, and not the indebtedness represented by the Note and Deed of Trust is extinguished by this Agreement or the Deed.

10.POSSESSION. Borrower shall, and does hereby, surrender his possession of the Property to Lender as of the date of the delivery of the Deed. Borrower represents that there are no tenants or other parties in possession of the Property.

11.ENVIRONMENTAL REPRESENTATIONS. To its knowledge, Borrower represents that there are no “hazardous substances” on the Property, including, but not limited to, all substances defined as such by applicable law, all pollutants or contaminants (whether harmful or not), petroleum and natural gas and their components and distillates, asbestos, and radon gas, other than in the ordinary course of business for substances used, stored, or disposed of in compliance with the law. Borrower also represents that Borrower has no knowledge of any condition in, on or near the Property presenting a potential danger to human health or the environment.

12.RELEASE OF LENDER. Borrower hereby releases and discharges Lender, its officers, directors, agents, employees, attorneys, affiliates, successors and assigns from any and all liability, claims, demands and causes of action whatsoever, at law or in equity, that Borrower now has or may claim to have on account of or arising out of the claims, matters and facts described above, or arising out of, in any manner, the Note, Deed of Trust or Security Agreement. Upon conveyance of the Property pursuant to this Agreement, the Deed, and the Bill of Sale, Lender hereby releases Borrower its officers, directors, agents, employees, attorneys, affiliates, successors and assigns from any and all liability, claims, demands and causes of action whatsoever, at law or in equity, that Lender now has or may claim to have on account of or arising out of the claims, matters and facts described above, or arising out of, in any manner, the Note, Deed of Trust or Security Agreement, or this Agreement, the Deed, and the Bill of Sale, other than an intentional misrepresentation or fraud by Borrower related to the instruments referred to in this paragraph, a claim for which shall survive the closing of the transactions contemplated hereby.

13.	[Intentionally Omitted].

14.BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of Lender, its successors and assigns, and shall bind the respective heirs, executors, personal representatives, administrators, successors and assigns of Borrower.

15.AMENDMENT. This Agreement cannot be amended or modified except in a writing signed by all the parties.

16.SURVIVAL. All representations and warranties of Borrower in this Agreement, the Deed and the Bill of Sale shall survive the closing of this Agreement and delivery of the Deed, provided that Borrower may only be liable hereunder or thereunder for an intentional misrepresentation or fraud.

18.ADDITIONAL ACTS. Borrower agrees to perform any further acts and to execute any other documents which may be reasonably necessary to carry out the terms and intent of this Agreement.

19.COUNTERPARTS AND SIGNATURES. This Agreement may be executed in counterparts which, taken together, shall be deemed to be a single instrument and may be executed by electronic or facsimile signatures of the parties which shall be treated as original signatures for all purposes.

20.CHOICE OF LAW. This Agreement shall be construed and enforced according to the laws of Missouri.

21.CONSENT TO JURISDICTION. Borrower and Lender consents to the jurisdiction and venue in the Circuit Court of Buchanan County, Missouri in any action brought by either party to enforce this Agreement.

22.WAVER  OF  JURY  TRIAL.BORROWER AND LENDER VOLUNTARILY WAIVE THE RIGHT TO TRIAL BY JURY UNDER BOTH STATE AND FEDERAL LAW IN ANY LEGAL ACTION BROUGHT BY A PARTY TO ENFORCE THIS AGREEMENT.

23.STATUTE OF FRAUDS. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR)  FROM  MISUNDERSTANDING  OR  DISAPPOINTMENT,  ANY

AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

[Signature Pages to Follow]

On this 31st day of August, 2026, before me, a Notary Public, personally appeared Josh Hegeman, G.W. Chase Candy Company LLC, a Missouri limited liability company, to me personally known to be the person who executed the foregoing instrument, in behalf of said corporation, and he acknowledged to me that he executed the foregoing instrument as the free and voluntary act and deed of said company for the purposes stated therein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

STATE OF MISSOURI	)
) ss.
COUNTY OF Andrew	)

On this 31st day of August, 2026, before me, a Notary Public, personally appeared Barry Yantis, the General Manager of DYE CANDY COMPANY to me personally known to be the person who executed the foregoing instrument, and he acknowledged to me that he executed the foregoing instrument as his free and voluntary act and deed for the purposes stated therein.

EXHIBIT A

LEGAL DESCRIPTION

LOTS Three (3) and Four (4), in BLOCK One (1), Richardson’s Addition to the City of St. Joseph, Buchanan County, Missouri according to the recorded plat thereof.

EXHIBIT B

Warranty Deed

MISSOURI WARRANTY DEED

THIS INDENTURE, made on August 31, 2026, between DYE CANDY COMPANY, a Missouri corporation (“Grantor”), and G.W. CHASE CANDY COMPANY LLC, a Missouri limited liability company (“Grantee”), with a mailing address of Grantee is 4100 MacArthur Blvd. Suite 100, Newport Beach, CA 92660-2070.

WITNESSETH, that Grantor, in consideration of the sum of TEN DOLLARS and other valuable consideration, to it paid by said Grantee (receipt of which is hereby acknowledged), does by these presents, Grant, Bargain, and Sell, Convey and Confirm unto Grantee, its successors and assigns, the following described lots, tracts and parcels of land lying, being and situate in the County of Buchanan and State of Missouri, to wit:

See Exhibit A Attached for Legal Description]

Subject to easements, restrictions, and reservations of record, if any.

TO HAVE AND TO HOLD, The premises aforesaid with all and singular, the rights, privileges, appurtenances and immunities thereto belonging or in any wise appertaining unto Grantee and unto its successors and assigns forever; the Grantor hereby covenanting that it is lawfully seized of an indefeasible estate in fee of the premises herein conveyed; that it has good right to convey the same; that the said premises are free and clear from any encumbrance done or suffered by it or those under whom it claims, and Grantor will warrant and defend the title to the said promises unto Grantee and unto its successors and assigns forever, against the lawful claims and demands of all persons whomsoever, except as set forth above.

IN WITNESS WHEREOF, Grantor has caused these presents to be signed, the day and year first above written.

Signature Page to Follow

STATE OF MISSOURI	)
)SS.
COUNTY OF Andrew	)

On this 31st day of August, 2026, before me, appeared Barry Yantis, to me personally known, who being by me duly sworn, did say that he is the CEO of Dye Candy Company, a Missouri corporation, that the seal affixed to the foregoing instrument is the corporate seal of the corporation, that said instrument was signed on behalf of said corporation by authority granted to it, and acknowledged said instrument to be the free act and deed of said corporation.

EXHIBIT A

LEGAL DESCRIPTION

LOTS Three (3) and Four (4), in BLOCK One (1), Richardson’s Addition to the City of St. Joseph, Buchanan County, Missouri according to the recorded plat thereof.

EXHIBIT C

Bill of Sale

BILL OF SALE

This BILL OF SALE (this “Agreement”), dated as of August 31, 2026, is by and between DYE CANDY COMPANY, a Missouri corporation (“Assignor”) and G.W. CHASE CANDY COMPANY LLC, a Missouri limited liability company (“Assignee”). All capitalized terms used in this Agreement but not defined in this Agreement shall have the meaning given to them in the Agreement for Deed in Lieu of Foreclosure (as defined below).

WITNESSETH

The Assignee and Assignor are parties to that certain Agreement for Deed in Lieu of Foreclosure Agreement, dated as of August 31, 2026 (the “DIL Agreement”), which provides for, among other things, the sale, assignment, transfer, conveyance, and delivery by Assignor to the Assignee of Assignor’ rights, title and interest in and to the assets of Assignor as set out and described in the DIL Agreement.

NOW, THEREFORE, in consideration of the premises contained in, and the execution and delivery of, the DIL Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.Transfer of Assets. Assignor does irrevocably sell, assign, transfer, convey, and deliver to the Assignee, its successors and assigns, and the Assignee hereby accepts all of Assignor’s right, title and interest in and to those assets of Assignor referred to in the DIL Agreement as of the date of the DIL and this Agreement, and the exhibits and schedules thereto, free and clear of all liens and encumbrances, other than the assets set forth on Schedule A hereto. Assignor retains ownership of the assets set forth on Schedule A hereto.

2.Assumed Liabilities. The Assignee is not assuming, and the Assignee shall not assume or otherwise be obligated to pay, perform, satisfy or discharge, any liabilities or obligations of Assignor or its affiliates or the business.

3.Further Assurances. Assignor covenants and agrees that, at any time and from time to time after the delivery of this Agreement, at the Assignee’s request, Assignor, its successors and assigns, will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, any and all such further acts, conveyances, transfers, assignments, powers of attorney and assurances as the Assignee reasonably may require to more effectively grant, convey, assign, transfer, set over to or vest in the Assignee good and valid title to the asset.

4.Modification; Assignment. This Agreement may not be amended or terminated except by a written instrument duly signed by each of the parties hereto. This Agreement shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns.

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5.DIL Agreement Controls. To the extent any provision of this Agreement is inconsistent with the DIL Agreement, the provisions of the DIL Agreement control.

6.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri without regard to conflicts or choice of law rules.

7.Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which shall be considered one and the same agreement. Any executed signature page delivered by e-mail or other means of electronic transmission shall be binding to the same extent as an original executed signature page, with regard to any agreement subject to the terms hereof or any amendment thereto.

[End of Agreement; Balance Intentionally Left Blank; Signature Page to Follow]

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IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties as of the date first written above.

[Signature Page to Bill of Sale]

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SCHEDULE A

Assets not transferred to Assignee:

●	Bank accounts
●	Cash
●	Any cash deposits with a landlord, utility or other vendor/supplier
●	Accounts receivable that existed as of June 30, 2026, which are listed below, and any purchase orders or contracts with those accounts receivable in the following amounts specifically provided:

[Redacted]

●	Employee records unless the Assignee obtains the employee’s consent to the provision of those records to Assignee
●	Corporate records (stock and minute books, bylaws, articles, tax returns, tax identification numbers, attorney-client privileged communications, attorney work product, and other legally privileged materials)
●	Tax assets and refunds
●	Insurance policies (including without limitation any extended reporting/tail coverages obtained by Assignor) proceeds thereof
●	Rights of Assignor under the DIL Agreement or this Bill of Sale
●	Any cause of action of Borrower relating to any of the foregoing

The Assignor’s leasehold interest in its facility is being transferred to Assignee pursuant to separate assignment and assumption agreement with the landlord.

For the avoidance of doubt, accounts receivable that were created after June 30, 2026, and any purchase orders or customer contracts giving rise to those receivables, are included in the assets transferred to Assignee.

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